UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 7, 2017
Lions Gate Entertainment Corp.
(Exact name of registrant as specified in charter)
British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

(Commission File Number) 1-14880	(IRS Employer Identification No.) N/A
(Address of principal executive offices)
250 Howe Street, 20th Floor
Vancouver, British Columbia V6C 3R8
and
2700 Colorado Avenue
Santa Monica, California 90404
Registrant’s telephone number, including area code: (877) 848-3866
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01    Other Events

On December 7, 2017, a charitable remainder trust (the "Trust") of which Dr. John C. Malone, a director of Lions Gate Entertainment Corp. (the “Company”), is the sole trustee, entered into a written stock sales plan in accordance with the guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and the Company’s policies regarding securities transactions.

Under the Trust's stock sales plan, a broker not affiliated with the Company may sell up to 450,000 of the Company’s Class B non-voting shares over a period commencing on or about December 11, 2017 and ending on or about December 31, 2017, and up to 600,000 of the Company’s Class B non-voting shares commencing on or about January 2, 2018 and ending on or about December 31, 2018. The number of shares to be sold under the stock sales plan will be made at specific market prices and subject to specific limitations specified in the plan. Dr. Malone will not influence how, when or whether to affect sales under the plan.

The shares are being sold in connection with required annual, year-end distributions from the Trust, and each tranche of shares represent approximately 3.5% and 4.7%, respectively, of Dr. Malone’s aggregate ownership of the Company’s Class A voting shares and the Company’s Class B non-voting shares.

Rule 10b5-1 plans permit individuals who are not in possession of material non-public information to establish pre-arranged plans to buy or sell company stock. These plans can minimize the market effect of insider purchases or sales by spreading these purchases or sales over a more extended period. Additionally, insiders can gradually diversify their investment portfolios and can avoid concerns about whether they had material, non-public information when they sold stock.

Specific sales transactions under the stock sales plan will be disclosed publicly as required by applicable securities laws.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 8, 2017	LIONS GATE ENTERTAINMENT CORP.
(Registrant)

By: /s/ James W. Barge
Name: James W. Barge
Title: Chief Financial Officer